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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

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                                      FORM 8-K
                                   CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported): July 2, 1997


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                                   PRONET INC.
               (Exact name of issuer as specified in its charter)

      DELAWARE                       0-16029                    75-1832168
   (State or other           (Commission File Number)        (I.R.S. Employer
   Jurisdiction of                                        Identification Number)
   incorporation)

  6340 LBJ FREEWAY                                                75240
    DALLAS, TEXAS                                              (Zip Code)
(Address of Principal
  Executive Offices)


      Registrant's telephone number, including area code: (972) 687-2000


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ITEM 5.  OTHER EVENTS

On May 15, 1997 and July 2, 1997, ProNet Inc. (the "Company") issued the attached press releases. Under the terms of the described settlement, the Company would pay the Plaintiffs a total of $1.9 million in cash, the Company's first two levels of insurance would pay the Plaintiffs a total of $3.5 million in cash and the underwriter defendants would pay the Plaintiffs a total of $1.85 million in cash.



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                                    SIGNATURE

   Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRONET INC.
                                        (Registrant)

                                        By: /s/ JAN E. GAULDING
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                                                     Jan E. Gaulding
                                               Senior Vice President and
                                                Chief Financial Officer
                                               (principal financial and
                                                  accounting officer)

Date: July 2, 1997